                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                              Amendment Number 2 to
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 23, 2006

                              GENERAL DEVICES, INC.

             (Exact name of registrant as specified in its charter)

Delaware                                000-03125             21-0661726
--------                               -----------          --------------
State or other jurisdiction            (Commission          (I.R.S. Employer
of incorporation)                      File Number)        Identification No.)

                  3 Trowbridge Drive, Bethel, Connecticut 06801

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 798-1080.

The purpose of this Form 8-K Amendment No. 2 to Issuer's current report on Form
8-K, filed January 27, 2006, as amended on Form 8-K/A (Amendment No. 1), filed on January 31, 2006, is to refile Exhibits 99.1, 99.3 and 99.5, listed as
Exhibits 1, 3 and 5 in the SEC Form 8-K/A (Amendment No. 1), with all attachments, such as annexes, appendices and exhibits thereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

            Exhibit 99.1    Amended and Restated Stock Purchase
                            Agreement, dated as of January 23, 2006.

            Exhibit 99.3    Amended and Restated Securities Purchase
                            Agreement, dated as of January 23, 2006.

            Exhibit 99.5    Amended and Restated Stockholders Agreement,
                            dated as of January 23, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GENERAL DEVICES, INC.

                                              By: /s/ Damien R. Tanaka
                                              -------------------------
                                              Damien R. Tanaka
                                              Chairman, President and CEO

Dated: August 7, 2006